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                                                                      EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91516) of Packaging Dynamics Corporation of our reports dated March 30, 2005 relating to the consolidated financial statements and financial statement schedules, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers

Chicago, Illinois
March 30, 2005